Exhibit T3A.17

FORM 3

11308
Company No.

COMPANIES ACT OF BARBADOS

CERTIFICATE OF INCORPORATION

SHERRITT INTERNATIONAL (CUBA) OIL AND GAS LIMITED
Name of Company

I hereby certify that the above-mentioned Company, the Articles of Incorporation of which are attached, was incorporated under the Companies Act of Barbados.

#08847 $750.00 95/10/31

FORM 1

COMPANIES ACT OF BARBADOS

(Section 5)

ARTICLES OF INCORPORATION

Name of Company	Company No: 11308

SHERRITT INTERNATIONAL (CUBA) OIL AND GAS LIMITED

2.	The classes and any maximum number of shares that the Company is authorized to issue

The share capital of the Company shall consist of an unlimited number of shares of one class without nominal or par value to be designated Common shares.

3.	Restriction if any on share transfers

The annexed Schedule A is incorporated in this form.

4.	Number (or minimum and maximum number) of Directors

There shall be a minimum of 2 and a maximum of 10 Directors.

5.	Restrictions if any on business the Company may carry on

The Company shall not engage in any business other than international business as defined in the International Business Companies Act, 1991-24 of the laws of Barbados.

6.	Other provisions if any

The annexed Schedule B is incorporated in this form.

7. Incorporators	Date October 31, 1995

Names	Address	Signature
Theodore David Gittens	The Rock, St. Peter, Barbados.	/s/ Theodore David Gittens

For Ministry use only Company No. 11308	Filed 95-10-31

THE COMPANIES ACT OF BARBADOS (Section 5) SCHEDULE TO ARTICLES OF INCORPORATION

1. Name of Company:	Company No: 11308

SHERRITT INTERNATIONAL (CUBA) OIL AND GAS LIMITED

SCHEDULE A

3.	Restrictions if any on share transfers:

The right to transfer shares of the Company shall be restricted in that no shareholder shall be entitled to transfer any share or shares of the Company without the previous express sanction of the holders of more than 50% of the Common shares of the Company for the time being outstanding expressed by a resolution passed at a meeting of the shareholders or by an instrument or instruments in writing signed by the holders of more than 50% of such shares.

SCHEDULE B

6.	Other provisions if any:

(a)

No more than one-tenth of the sums that on a liquidation of the Company would, whether directly or indirectly, be recoverable by or for the benefit of persons resident in the Caricom region who are holders of its share or loan capital and who do not carry on an international business.

(b)

No more than one-tenth of the assets that on a liquidation of the Company, would be available, after the payment of its creditors, whether directly or indirectly, for distribution to or for the benefit of individuals resident in the Caricom region.

(c)	No more than one-tenth

(i)	of the interest payable on any loans and loan capital of the Company,

(ii)	of the dividends payable on any preference shares of the Company, and

(iii)	of the dividends payable on any ordinary shares of the Company,

would be paid directly or indirectly by or for the benefit of individuals resident in the Caricom region.

(d)	An invitation to the public to subscribe for shares or security interest is prohibited.

(e)

In the case of an equality of votes on any question submitted to any meeting of the shareholders of the Company, the Chairman of the meeting shall on a ballot have a casting vote in addition to any votes to which he may otherwise be entitled.

7. Incorporators	Date October 31, 1995

Name	Address:	Signature
Theodore David Gittens	The Rock, St. Peter, Barbados.	/s/ Theodore David Gittens

REGISTERED	CORPORATE AFFAIRS AND INTELLECTUAL PROPERTY OFFICE

FORM 9

COMPANIES ACT OF BARBADOS (Sections 66 & 74) NOTICE OF DIRECTORS OR NOTICE OF CHANGE OF DIRECTORS

1. Name of Company SHERRITT INTERNATIONAL (CUBA) OIL AND GAS LIMITED	2. Company No. 11308

3. Notice is given that on the 1st day of March 1996, the following person(s) was/were appointed director(s):

Name	Mailing Address	Occupation
Frederic J. Wellhauser	70 Lonsdale Road, Toronto, Ontario M4V 1W5, Canada.	Company Executive

4.	Notice is given that on the 1st day of March 1996, the following person(s) ceased to hold office as director(s):

Name	Mailing Address
Michael G. McKibbin	555 Southborough Drive, West Vancouver, British Columbia, Canada.
Douglas H. Murray	36 Haythorne Crescent, Sherwood Park, Alberta, Canada.

5.	The directors of the company as of this date are:

Name	Mailing Address	Occupation
Frederic J. Wellhauser	70 Lonsdale Road, Toronto, Ontario M4V 1W5, Canada.	Company Executive
Samuel W. Ingram	824 Emerald Lake Place S.E., Calgary, Alberta T2J 2K1, Canada.	Company Executive

6. Date November 18th, 1999	Signature /s/ Samuel W. Ingram Samuel W. Ingram	Title Director

FORM 9

COMPANIES ACT OF BARBADOS (Sections 66 & 74) NOTICE OF DIRECTORS OR NOTICE OF CHANGE OF DIRECTORS

1. Name of Company SHERRITT INTERNATIONAL (CUBA) OIL AND GAS LIMITED	2. Company No. 11308

3. Notice is given that on the 23rd day of November 1995, the following person(s) was/were appointed director(s):

Name	Mailing Address	Occupation
Michael G. McKibbin	555 Southborough Drive, West Vancouver, British Columbia V7S 1M5, Canada.	Company Executive
Samuel W. Ingram	824 Emerald Lake Place S.E., Calgary, Alberta T2J 2K1, Canada.	Company Executive
Douglas H. Murray	36 Haythorne Crescent, Sherwood Park, Alberta T8A 3Z8, Canada.	Company Executive

4.	Notice is given that on the 23rd day of November 1995, the following person(s) ceased to hold office as director(s):

Name	Mailing Address
Theodore David Gittens	The Rock, St. Peter, Barbados.
Peter R.P. Evelyn	Hothersal House, St. John, Barbados.

5.	The directors of the company as of this date are:

Name	Mailing Address	Occupation
Michael G. McKibbin	555 Southborough Drive, West Vancouver, British Columbia V7S 1M5, Canada.	Company Executive
Samuel W. Ingram	824 Emerald Lake Place S.E., Calgary, Alberta T2J 2K1, Canada.	Company Executive
Douglas H. Murray	36 Haythorne Crescent, Sherwood Park, Alberta T8A 3Z8, Canada.	Company Executive

6. Date November 18th, 1999	Signature /s/ Samuel W. Ingram Samuel W. Ingram	Title Director

COMPANIES ACT OF BARBADOS (Sections 66 & 74) NOTICE OF DIRECTORS OR NOTICE OF CHANGE OF DIRECTORS	FORM 9

1. Name of Company SHERRITT INTERNATIONAL (CUBA) OIL AND GAS LIMITED	2. Company No. 11308

3. Notice is given that on the day of 19 , the following person(s) was/were appointed director(s): Not applicable.

Name	Mailing Address	Occupation

4.	Notice is given that on the day of 19 , the following person(s) ceased to hold office as director(s): Not applicable.

Name	Mailing Address

5.	The directors of the company as of this date are:

Name	Mailing Address	Occupation
Theodore David Gittens	The Rock, St. Peter, Barbados.	Attorney-at-Law
Peter R.P. Evelyn	“Southlite”, 114 Atlantic Shores, Christ Church, Barbados.	Attorney-at-Law

6. Date October 31, 1995	Signature /s/ Theodore David Gittens Theodore David Gittens	Title Incorporator

REGISTERED	CORPORATE AFFAIRS AND INTELLECTUAL PROPERTY OFFICE

FORM 4
COMPANIES ACT OF BARBADOS (Section 169(1) and (2)) NOTICE OF ADDRESS OR NOTICE OF CHANGE OF ADDRESS OF REGISTERED OFFICE

1. Name of Company			2. Company No. 11308

SHERRITT INTERNATIONAL (CUBA) OIL AND GAS LIMITED

3.  Address of Registered Office

Heritage House,

Pinfold Street,

Bridgetown,

Barbados.

4.  Mailing Address

Same as 3 above.

5.  If change of address, give previous address of Registered Office.

Not applicable.

6.	Date	Signature	Title
	October 31, 1995	/s/ Theodore David Gittens Theodore David Gittens	Incorporator
	For Ministry use only	REGISTERED	CORPORATE AFFAIRS AND INTELLECTUAL PROPERTY OFFICE
	Company No. 11308	Filed 95-10-31

95/10/27 $ 30 # 08780

FORM 33

COMPANIES ACT OF BARBADOS

REQUEST FOR NAME SEARCH AND NAME RESERVATION

1. Name, Address and telephone number of person making request: Mr. Peter Evelyn Evelyn, Gittens & Farmer Heritage House Pinfold Street Bridgetown	Telephone No. 426-5354

2.  Proposed name or names in order of preference:

(a)   SHERRITT INTERNATIONAL (CUBA) OIL AND GAS LIMITED

(b)

(c)

3.  Main types of business the company carries on or proposes to carry on:

(a)   International business – property investment

(b)   Dealing in Oil & Gas Investments in Cuba

(c)

4.  Derivation of Name: Will be a subsidiary of Sherritt Inc. of Canada From the type of Business to be carried on

5.  First available name to be reserved:             Yes  ☒              No  ☐

6.  Name is for: Incorporation

7.  If for a change of name, state present name of company:

Not applicable.

8. If for an amalgamation, state names of amalgamating companies: Not applicable.